LEHMAN BROTHERS INCOME FUNDS

TRUST INSTRUMENT

SCHEDULE A

Investor Class

Neuberger Berman Cash Reserves
Neuberger Berman Core Bond Fund
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Intermediate Municipal Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman New York Municipal Money Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund

Trust Class

Neuberger Berman Core Bond Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Short Duration Bond Fund

Neuberger Berman Strategic Income Fund

Advisor Class

Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund

Institutional Class

Neuberger Berman Core Bond Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund

Reserve Class

Neuberger Berman Tax-Free Money Fund

Class A

Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund

Class C

Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund

DATED:  February 28, 2009